SUPPLEMENT TO THE

FIDELITY® CONTRAFUND®

A Fund of Fidelity Contrafund

FIDELITY TREND FUND

A Fund of Fidelity Trend Fund

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2004

Ms. Dwyer served on the Board of Trustees through February 27, 2004. The following information has been removed from the "Trustees and Officers" section beginning on page 16.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of Trend. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective March 5, 2004, Ms. Reynolds has been elected President, Treasurer, and Anti-Money Laundering officer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 16.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Trend. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

CTFB-04-01 April 23, 2004
1.799798.100

Effective March 18, 2004, Ms. Monasterio has been elected Deputy Treasurer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 16.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Trend. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section beginning on page 37.

Fidelity Contrafund or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Fidelity Trend Fund or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.